Exhibit 10.7

SECURITY AND PLEDGE AGREEMENT

This Security and Pledge Agreement (this “Security and Pledge Agreement”) is entered into as of July 27, 2007, by and among (i) Crown Media Holdings, Inc., a Delaware corporation (“Crown Holdings”), and the subsidiaries of Crown Holdings listed as Guarantors (the “Guarantors”) on that certain Credit, Security, Guaranty and Pledge Agreement dated as of August 31, 2001 as subsequently amended among Crown Holdings, the Guarantors named therein, the Lenders named therein and JPMorgan Chase as Agent (the “Credit Agreement”), (the “Guarantors” together with Crown Holdings shall be the “Borrowers”) and (ii) Hallmark Cards, Incorporated, a Missouri corporation (“Hallmark”) on behalf of itself and as agent for each of HC Crown Corp., a Delaware corporation (“HCC”) and Hallmark Entertainment Holdings, Inc., a Delaware corporation (“HEHI” and together with Hallmark and HCC the “Hallmark Lenders”).

WHEREAS, the Borrowers are indebted to Hallmark Lenders pursuant to the obligations listed on Schedule A hereto in favor of one or more of the Hallmark Lenders (collectively, the “Subject Obligations”);

WHEREAS, the Hallmark Lenders have been willing to defer certain payments due under the Subject Obligations and have agreed to purchase from the Bank Lenders certain obligations of the Borrowers, on the terms and subject to the conditions set forth in that certain Waiver and Standby Purchase Agreement between the parties dated as of March 21, 2006, as the same has been and may be amended from time to time (the “Waiver Agreement”);

WHEREAS, the Borrowers are willing to further extend the terms of the Waiver Agreement subject to receiving a grant of security interest in the Borrowers as set forth herein;

NOW, THEREFORE, in consideration for the foregoing premises and the mutual covenants and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:

1.             Definitions and Rules of Construction.

1.1           “Borrowers” shall be as defined in the introductory paragraph.

1.2           “Cash Collateral Account” shall be as defined in the Credit Agreement.

1.3           “Collateral” shall mean with respect to each Borrower, all of such Borrower’s right, title and interest in and to all personal property, tangible and intangible, wherever located or situated and whether now owned, presently existing or hereafter acquired or created, including, but not limited to, all goods, accounts, instruments, intercompany obligations, contract rights, partnership and joint venture interests, documents, chattel paper, general intangibles, goodwill, equipment, machinery, inventory, investment property, copyrights, trademarks, trade names, insurance proceeds, cash, deposit accounts and the Pledged Securities, and any proceeds thereof, products thereof or income therefrom, further including, but not limited to, all of such Borrower’s right, title and interest in and to each and every item and type of Product, the scenario, screenplay or script upon which an item of Product is based, all of the properties thereof, tangible and intangible, and all domestic and foreign copyrights and all other rights therein and thereto, of every kind and character, whether now in existence or hereafter to be made or produced, and whether or not in possession of such Borrower, including with respect to each and every item of Product and without limiting the foregoing language, each and all of the following particular rights and properties (to the extent they are now owned or hereafter owned by such Borrower):

(i)            all scenarios, screenplays and/or scripts at every stage thereof;

(ii)           all common law and/or statutory copyright and other rights in all literary and other properties (hereinafter called “said literary properties”) which form the basis of such item of Product and/or which are or will be incorporated into such item of Product, all component parts of such item of Product consisting of said literary properties, all motion picture rights in and to the story, all treatments of said story and said literary properties, together with all preliminary and final screenplays used and to be used in connection with such item of Product, and all other literary material upon which such item of Product is based or from which it is adapted;

(iii)          all motion picture rights in and to all music and musical compositions used and to be used in such item of Product, if any, including, each without limitation, all rights to record, rerecord, produce, reproduce or synchronize all of said music and musical compositions in and in connection with motion pictures;

(iv)          all tangible personal property relating to such item of Product, including, without limitation, all exposed film, developed film, positives, negatives, prints, positive prints, answer prints, special effects, preparing materials (including interpositives, duplicate negatives, internegatives, color reversals, intermediates, lavenders, fine grain master prints and matrices, and all other forms of pre-print elements), sound tracks, cutouts, trims and any and all other physical properties of every kind and nature relating to such item of Product whether in completed form or in some state of completion, and all masters, duplicates, drafts, versions, variations and copies of each thereof, in all formats whether on film, videotape, disk or other optical or electronic media or otherwise and all music sheets and promotional materials relating to such item of Product (collectively, the “Physical Materials”);

(v)           all collateral, allied, subsidiary and merchandising rights appurtenant or related to such item of Product including, without limitation, the following rights:  all rights to produce remakes, sequels or prequels to such item of Product, based upon such item of Product, said literary properties or the theme of such item of Product and/or the text or any part of said literary properties; all rights throughout the world to broadcast, transmit and/or reproduce by means of television (including commercially sponsored, sustaining and subscription or “pay” television) or by streaming video or by other means over the internet or any other open or closed physical or wireless network or by any process analogous to any of the foregoing, now known or hereafter devised, such item of Product or any remake, sequel or prequel to the item of Product; all rights to produce primarily for television or similar use, a motion picture or series of motion pictures, by use of film or any other recording device or medium now known or hereafter devised, based upon such item of Product, said literary properties or any part thereof, including, without limitation, based upon any script, scenario or the like used in such item of Product; all merchandising rights including, without limitation, all rights to use, exploit and license others to use and exploit any and all commercial tie-ups of any kind arising out of or connected with said literary properties, such item of Product, the title or titles of such item of Product, the characters of such item of Product and/or said literary properties and/or the names or characteristics of said characters and including further, without limitation, any and all commercial exploitation in connection with or related to such item of Product, any remake, sequel or prequel thereof and/or said literary properties;

(vi)          all statutory copyrights, domestic and foreign, obtained or to be obtained on such item of Product, together with any and all copyrights obtained or to be obtained in connection with such item of Product or any underlying or component elements of such item of Product, including, in each case without limitation, all copyrights on the property described in subparagraphs (i) through (v) inclusive, of this definition, together with the right to copyright (and all rights to renew or extend such copyrights) and the right to sue in the name of any of the Credit Parties for past, present and future infringements of copyright;

(vii)         all insurance policies and completion guaranties connected with such item of Product and all proceeds which may be derived therefrom;

(viii)        all rights to distribute, sell, rent, license the exhibition of and otherwise exploit and turn to account such item of Product, the Physical Materials, the motion picture rights in and to the story and/or other literary material upon which such item of Product is based or from which it is adapted, and the music and musical compositions used or to be used in such item of Product;

(ix)           any and all sums, proceeds, money, products, profits or increases, including money profits or increases (as those terms are used in the UCC or otherwise) or other property obtained or to be obtained from the distribution, exhibition, sale or other uses or dispositions of such item of Product or any part of such item of Product, including, without limitation, all sums, proceeds, profits, products and increases, whether in money or otherwise, from the sale, rental or licensing of such item of Product and/or any of the elements of such item of Product including, without limitation, from collateral, allied, subsidiary and merchandising rights, and further including, without limitation, all monies held in any Collection Account;

(x)            the dramatic, nondramatic, stage, television, radio and publishing rights, title and interest in and to such item of Product, and the right to obtain copyrights and renewals of copyrights therein;

(xi)           the name or title of such item of Product and all rights of such Borrower to the use thereof, including, without limitation, rights protected pursuant to trademark, service mark, unfair competition and/or any other applicable statutes, common law, or other rule or principle of law;

(xii)          any and all contract rights and/or chattel paper which may arise in connection with such item of Product;

(xiii)         all accounts and/or other rights to payment which such Borrower presently owns or which may arise in favor of such Borrower in the future, including, without limitation, any refund or rebate in connection with a completion guaranty or otherwise, all accounts and/or rights to payment due from Persons in connection with the distribution of such item of Product, or from the exploitation of any and all of the collateral, allied, subsidiary, merchandising and other rights in connection with such item of Product;

(xiv)        any and all “general intangibles” (as that term is defined in the UCC) not elsewhere included in this definition, including, without limitation, any and all general intangibles consisting of any right to payment which may arise in connection with the distribution or exploitation of any of the rights set out herein, and any and all general intangible rights in favor of such Borrower for services or other performances by any third parties, including actors, writers, directors, individual producers and/or any and all other performing or nonperforming artists in any way connected with such item of Product, any and all general intangible rights in favor of such Borrower relating to licenses of sound or other equipment, or licenses for any photograph or photographic or other processes, and any and all general intangibles related to the distribution or exploitation of such item of Product including general intangibles related to or which grow out of the exhibition of such item of Product and the exploitation of any and all other rights in such item of Product set out in this definition;

(xv)         any and all goods including, without limitation, inventory (as that term is defined in the UCC) which may arise in connection with the creation, production or delivery of such item of Product and which goods pursuant to any production or distribution agreement or otherwise are owned by such Borrower;

(xvi)        all and each of the rights, regardless of denomination, which arise in connection with the acquisition, creation, production, completion of production, delivery, distribution, or other exploitation of such item of Product, including, without limitation, any and all rights in favor of such Borrower, the ownership or control of which are or may become necessary or desirable, in the opinion of Hallmark, in order to complete production of such item of Product in the event that Hallmark exercises any rights it may have to take over and complete production of such item of Product;

(xvii)       any and all documents issued by any pledgeholder or bailee with respect to such item of Product or any Physical Materials (whether or not in completed form) with respect thereto;

(xviii)      any and all Collection Accounts or other bank accounts established by such Borrower with respect to such item of Product;

(xix)         any and all rights of such Borrower under any License Agreements or Platform Agreements relating to such item of Product; and

(xx)          any and all rights of such Borrower under contracts relating to the production or acquisition of such item of Product.

1.4           “Collection Accounts” shall be as defined in the Credit Agreement.

1.5           “Credit Agreement” shall be as defined in the introductory paragraph.

1.6           “Event of Default” shall mean an occurrence of any of the following:  (i) any event constituting an Event of Default in the Credit Agreement; (ii) any event set forth in 2(c)(i)-(iv) of the Waiver Agreement; or (iii) any event constituting an Event of Default pursuant to any of the Subject Obligations.

1.7           “Guarantors” shall be as defined in the introductory paragraph.

1.8           “Lien” shall be as defined in the Credit Agreement.

1.9           “Pledged Securities” shall mean all of the issued and outstanding capital stock or other equity interests of each of the Guarantors directly or indirectly owned by Crown Holdings and all other equity securities or interests now owned or hereafter acquired by any of the Borrowers including without limitation the securities listed in Schedule B hereto and any proceeds as defined in Section 9-102(a)(64) of the UCC related to any of the foregoing.

1.10         “Product” shall be as defined in the Credit Agreement and shall include but not be limited to those items of Product set forth on Schedule C hereto.

1.11         Unless otherwise defined herein, capitalized terms shall be as defined in the Waiver Agreement.

2.             Security Interests.  The Borrowers, as security for the due and punctual payment of the Subject Obligations (including interest thereon and interest accruing on and after the filing of any petition in bankruptcy or of reorganization of the Borrower whether or not post filing interest is allowed in such proceeding), hereby mortgages, pledges, assigns, transfers, sets over, conveys and delivers to Hallmark (for the benefit of Hallmark and the Hallmark Lenders) and grants to Hallmark (for the benefit of Hallmark and the Hallmark Lenders) a security interest in the Collateral.

3.             Use of Collateral.  So long as no Event of Default shall have occurred and be continuing, and subject to the various provisions of each Subject Obligation, Borrowers may use the Collateral in any lawful manner except as otherwise provided hereunder.

4.             Collection Accounts and Cash Collateral Account.

(a)           The Borrowers will maintain or establish Collection Accounts and a Cash Collateral Account as directed pursuant to the Credit Agreement.  So long as no Event of Default is continuing the Borrowers shall have full and unfettered access to the Collection Accounts and the Cash Collateral Account.  A list of all Collection Accounts and Cash Collateral Accounts of the Borrowers existing on the date hereof is attached as Schedule D.

(b)           The Borrowers will execute such documentation as may be reasonably required by Hallmark in order to effectuate Hallmark’s first and prior Lien upon all of the Borrowers’ rights in and to the Collection Accounts, the Cash Collateral Account and all cash, documents, investments and securities from time to time held therein.  All cash, documents, instruments and securities from time to time on deposit in the Collection Account or Cash Collateral Account, and all rights pertaining to investments of funds in the Collection Account or Cash Collateral Account, shall immediately and without any need for any further action on the part of any of the Borrowers, Hallmark or any Hallmark Lender, become subject to the Lien set forth in this Section 4, be deemed Collateral for all purposes hereof and be subject to the provisions of this Security and Pledge Agreement.

(c)           In the event a Borrower receives payment from any person or entity, which payment should have been remitted directly to a Collection Account, such Borrower shall promptly remit such payment or proceeds to a Collection Account in accordance with the terms of the Credit Agreement.

(d)           All such Collection Accounts and the Cash Collateral Account shall be maintained with JPMorgan Chase or with such other financial institutions as may be approved by Hallmark (subject to their willingness to execute appropriate documentation as required by this Section 4).

(e)           At any time during the continuation of an Event of Default, Hallmark may sell any documents, instruments and securities held in the Collection Accounts or Cash Collateral Account and may immediately apply the proceeds thereof and any other cash held in the Collection Accounts or Cash Collateral Account as set forth in this Security and Pledge Agreement.

5.             Pledge of Securities.

5.1           Pledge.  Each Borrower, as security for the due and punctual payment of the Subject Obligations (including interest accruing on and after the filing of any petition in bankruptcy or of reorganization of the Borrower whether or not post filing interest is allowed in such proceeding) hereby pledges, hypothecates, assigns, transfers, sets over and delivers to Hallmark for the benefit of Hallmark and the Hallmark Lenders, a security interest in all Pledged Securities now owned or hereafter acquired by it.

5.2           Covenant.  Each Borrower covenants that as a stockholder or equity owner of each of its respective Subsidiaries it will not take any action to allow any additional shares of common stock, preferred stock or other equity securities of any of its respective Subsidiaries or any securities convertible or exchangeable into common or preferred stock of such Subsidiaries to be issued, or grant any options or warrants, unless such securities are pledged to Hallmark (for the benefit of Hallmark and the Hallmark Lenders) as security for the Subject Obligations and such Borrower’s obligations (if any) under Article 10 hereof.

5.3           Voting Rights; Dividends.

(a)           The appropriate Borrower shall be entitled to exercise any and all voting and/or consensual rights and powers accruing to an owner of the Pledged Securities being pledged by it hereunder or any part thereof for any purpose not inconsistent with the terms hereof, at all times, except as expressly provided in paragraph (c) below.

(b)           All dividends or distributions of any kind whatsoever (other than cash dividends or distributions paid while no Event of Default is continuing) received by a Borrower, whether resulting from a subdivision, combination, or reclassification of the outstanding capital stock of the issuer or received in exchange for Pledged Securities or any part thereof or as a result of any merger, consolidation, acquisition, or other exchange of assets to which the issuer may be a party, or otherwise, shall be and become part of the Pledged Securities pledged hereunder and shall immediately be delivered to Hallmark to be held subject to the terms hereof.  All dividends and distributions which are received contrary to the provisions of this subsection (b) shall be received in trust for the benefit of Hallmark and the Hallmark Lenders, segregated from such Borrower’s own assets, and shall be delivered to Hallmark.

(c)           Upon the occurrence and during the continuance of an Event of Default and notice from Hallmark of the transfer of such rights to Hallmark, all rights of a Borrower (i) to exercise the voting and/or consensual rights and powers which it is entitled to exercise pursuant to this Section and (ii) to receive and retain cash dividends and distributions shall cease, and all such rights shall thereupon become vested in Hallmark, which shall have the sole and exclusive right and authority to exercise such voting and/or consensual rights and receive such cash dividends and distributions until such time as all Events of Default have been cured.

5.4           Remedies Upon Default.  If an Event of Default shall have occurred and be continuing, Hallmark and the Hallmark Lenders, may sell the Pledged Securities, or any part thereof, at public or private sale or at any broker’s board or on any securities exchange, for cash, upon credit or for future delivery as Hallmark shall deem appropriate subject to the terms hereof or as otherwise provided in the Uniform Commercial Code.  Hallmark shall be authorized at any such sale (if it deems it advisable to do so) to restrict to the full extent permitted by applicable law the prospective bidders or purchasers to entities or persons who will represent and agree that they are purchasing the Pledged Securities for their own account for investment and not with a view to the distribution or sale thereof, and upon consummation of any such sale, Hallmark shall have the right to assign, transfer, and deliver to the purchaser or purchasers thereof the Pledged Securities so sold.  Each such purchaser at any such sale shall hold the property sold absolutely, free from any claim or right on the part of any Borrower.  Hallmark shall give the Borrowers ten (10) days’ written notice of any such public or private sale, or sale at any broker’s board or on any such securities exchange, or of any other disposition of the Pledged Securities.  Such notice, in the case of public sale, shall state the time and place for such sale and, in the case of sale at a broker’s board or on a securities exchange, shall state the board or exchange at which such sale is to be made and the day on which the Pledged Securities, or portion thereof, will first be offered for sale at such board or exchange.  Any such public sale shall be held at such time or times within ordinary business hours and at such place or places as Hallmark may fix and shall state in the notice of such sale.  At any such sale, the Pledged Securities, or portion thereof, to be sold may be sold in one lot as an entirety or in separate parcels, as Hallmark may (in its sole and absolute discretion) determine.  Hallmark shall not be obligated to make any sale of the Pledged Securities if it shall determine not to do so, regardless of the fact that notice of sale of the Pledged Securities may have been given.  Hallmark may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for sale, and such sale may, without further notice, be made at the time and place to which the same was so adjourned.  In case the sale of all or any part of the Pledged Securities is made on credit or for future delivery, the Pledged Securities so sold shall be retained by Hallmark until the sale price is paid by the purchaser or purchasers thereof, but Hallmark shall not incur any liability in case any such purchaser or purchasers shall fail to take up and pay for the Pledged Securities so sold and, in case of any such failure, such Pledged Securities may be sold again upon like notice.  At any sale or sales made pursuant to this Section 5.4, Hallmark (on behalf of Hallmark and/or the Hallmark Lenders) may bid for or purchase, free from any claim or right of whatever kind, including any equity of redemption, of the Borrowers, any such demand, notice, claim, right or equity being hereby expressly waived and released, any or all of the Pledged Securities offered for sale, and may make any payment on the account thereof by using any claim for moneys then due and payable to Hallmark (to the extent it consents) or any consenting Hallmark Lender by any Borrower as a credit against the purchase price; and Hallmark, upon compliance with the terms of sale, may hold, retain and dispose of the Pledged Securities without further accountability therefor to any Borrower or any third party (other than the Hallmark Lenders).  Hallmark shall in any such sale make no representations or warranties with respect to the Pledged Securities or any part thereof and shall not be chargeable with any of the obligations or liabilities of the Borrowers with respect thereto.  Each Borrower hereby agrees that (i) it will indemnify and hold Hallmark and the Hallmark Lenders harmless from and against any and all claims with respect to the Pledged Securities asserted before the taking of actual possession or control of the Pledged Securities by Hallmark pursuant to this Security and Pledge Agreement, or arising out of any act of, or omission to act on the part of, any Person prior to such taking of actual possession or control by Hallmark (whether asserted before or after such taking of possession or control), or arising out of any act on the part of any Borrower, its agents or Affiliates before or after the commencement of such actual possession or control by Hallmark and (ii) Hallmark and the Hallmark Lenders shall have no liability or obligation arising out of any such claim.  As an alternative to exercising the power of sale herein conferred upon it, Hallmark may proceed by a suit or suits at law or in equity to foreclose upon the Collateral and Pledged Securities under this Security and Pledge Agreement and to sell the Pledged Securities, or any portion thereof, pursuant to a judgment or decree of a court or courts having competent jurisdiction.

5.5           Securities Act.  In view of the position of each Borrower in relation to the Pledged Securities pledged by it, or because of other present or future circumstances, a question may arise under the Securities Act of 1933, as amended, as now or hereafter in effect, or any similar statute hereafter enacted analogous in purpose or effect (such Act and any such similar statute as from time to time in effect being hereinafter called the “Federal Securities Laws”), with respect to any disposition of the Pledged Securities permitted hereunder.  Each Borrower understands that compliance with the Federal Securities Laws may very strictly limit the course of conduct of Hallmark if Hallmark were to attempt to dispose of all or any part of the Pledged Securities, and may also limit the extent to which or the manner in which any subsequent transferee of any Pledged Securities may dispose of the same.  Similarly, there may be other legal restrictions or limitations affecting Hallmark in any attempt to dispose of all or any part of the Pledged Securities under applicable Blue Sky or other state securities laws, or similar laws analogous in purpose or effect.  Under applicable law, in the absence of an agreement to the contrary, Hallmark may perhaps be held to have certain general duties and obligations to a Borrower to make some effort towards obtaining a fair price even though the Subject Obligations may be discharged or reduced by the proceeds of a sale at a lesser price.  Each Borrower waives to the fullest extent permitted by applicable law any such general duty or obligation to it, and the Borrowers will not attempt to hold Hallmark responsible for selling all or any part of the Pledged Securities at an inadequate price, even if Hallmark shall accept the first offer received or shall not approach more than one possible purchaser.  Without limiting the generality of the foregoing, the provisions of this Section 5.5 would apply if, for example, Hallmark were to place all or any part of the Pledged Securities for private placement by an investment banking firm, or if such investment banking firm purchased all or any part of the Pledged Securities for its own account, or if Hallmark placed all or any part of the Pledged Securities privately with a purchaser or purchasers.

5.6           Continuation and Reinstatement.  Each Borrower further agrees that its pledge hereunder shall continue to be effective or be reinstated, as the case may be, if at any time payment, or any part thereof, of any Subject Obligation is rescinded or must otherwise be restored by Hallmark or the Hallmark Lenders upon the bankruptcy or reorganization of any Borrower or otherwise.

6.             Borrowers to Hold in Trust.  Upon the occurrence and during the continuance of an Event of Default, each Borrower will, upon receipt by it of any revenue, income, profits or other sums in which a security interest is granted hereunder, payable pursuant to any agreement or otherwise, or of any check, draft, note, trade acceptance or other instrument evidencing an obligation to pay any such sum, hold the sum in trust for Hallmark (for the benefit of Hallmark and the Hallmark Lenders), segregate such sum from its own assets and forthwith, without any notice or demand whatsoever (all notices, demands, or other actions on the part of Hallmark or the Hallmark Lenders being expressly waived), endorse, transfer and deliver any such sums or instruments or both to Hallmark to be applied to the repayment of the Subject Obligations in accordance with this Security and Pledge Agreement.

7.             Collections.  Upon the occurrence and during the continuance of an Event of Default, Hallmark may, in its sole discretion, in its name or in the name of any Borrower or otherwise, demand, sue for, collect or receive any money or property at any time payable or receivable on account of or in exchange for, or make any compromise or settlement deemed desirable with respect to, any of the Collateral, but shall be under no obligation so to do, or Hallmark may extend the time of payment, arrange for payment in installments, or otherwise modify the terms of, or release, any of the Collateral, without thereby incurring responsibility to, or discharging or otherwise affecting any liability of, the Borrowers.  Hallmark will not be required to take any steps to preserve any rights against prior parties to the Collateral.  If the Borrowers fail to make any payment or take any action required hereunder, Hallmark may make such payments and take all such actions as Hallmark reasonably deems necessary to protect Hallmark’s (for the benefit of itself and the Hallmark Lenders) security interests in the Collateral and/or the value thereof, and Hallmark is hereby authorized (without limiting the general nature of the authority herein above conferred) to pay, purchase, contest or compromise any Liens (as defined in the Credit Agreement) that in the judgment of Hallmark appear to be equal to, prior to or superior to the security interests of Hallmark in the Collateral and any liens not expressly permitted by the Credit Agreement.

8.             Possession, Sale of Collateral.  Upon the occurrence and during the continuance of an Event of Default, Hallmark may enter upon the premises of any Borrower or wherever the Collateral may be, and take possession of the Collateral, and may demand and receive such possession from any person or entity who has possession thereof, and Hallmark may take such measures as it may deem necessary or proper for the care or protection thereof, including the right to remove all or any portion of the Collateral, and with or without taking such possession may sell or cause to be sold, whenever Hallmark shall decide, in one or more sales or parcels, at such prices as Hallmark may deem best, and for cash or on credit or for future delivery, without assumption of any credit risk, all or any portion of the Collateral, at any broker’s board or at public or private sale, without demand of performance or notice of intention to sell or of time or place of sale (except 7 days’ written notice to the Borrower of the time and place of any such public sale or sales and such other notices as may be required by applicable law and cannot be waived), and any Person may be the purchaser of all or any portion of the Collateral so sold and thereafter hold the same absolutely, free (to the fullest extent permitted by applicable law) from any claim or right of whatever kind, including any equity of redemption, of any Borrower, any such demand, notice, claim, right or equity being hereby expressly waived and released.  At any sale or sales made hereunder, Hallmark may bid for or purchase, free (to the fullest extent permitted by applicable law) from any claim or right of whatever kind, including any equity of redemption, of any Borrower, any such demand, notice, claim, right or equity being hereby expressly waived and released, any part of or all of the Collateral offered for sale, and may make any payment on account thereof by using any claim for moneys then due and payable to Hallmark the Hallmark Lenders by any Borrower hereunder as a credit against the purchase price.  Hallmark shall in any such sale make no representations or warranties with respect to the Collateral or any part thereof, and Hallmark shall not be chargeable with any of the obligations or liabilities of any Borrower.  Each Borrower hereby agrees (i) that it will indemnify and hold Hallmark and the Hallmark Lenders harmless from and against any and all claims with respect to the Collateral asserted before the taking of actual possession or control of the relevant Collateral by Hallmark hereunder, or arising out of any act of, or omission to act on the part of, any party other than Hallmark prior to such taking of actual possession or control by Hallmark, or arising out of any act on the part of any Borrower, or its agents before or after the commencement of such actual possession or control by Hallmark; and (ii) none of Hallmark or the Hallmark Lenders shall have any liability or obligation to any Borrowers arising out of any such claim except for acts by Hallmark or the Hallmark Lenders of willful misconduct or gross negligence or acts not taken in good faith.  Subject only to the lawful rights of third parties, any laboratory which has possession of any of the Collateral is hereby constituted and appointed by each Borrower as pledgeholder for Hallmark and, upon the occurrence and during the continuance of an Event of Default, each such pledgeholder is hereby authorized to sell all or any portion of the Collateral upon the order and direction of Hallmark, and each Borrower hereby waives any and all claims, for damages or otherwise, for any action taken by such pledgeholder in accordance with the terms of the Uniform Commercial Code not otherwise waived hereunder.  In any action hereunder, Hallmark shall be entitled to the appointment of a receiver, without notice, to take possession of all or any portion of the Collateral and to exercise such powers as the court shall confer upon the receiver.  Notwithstanding the foregoing, upon the occurrence and during the continuance of an Event of Default, Hallmark shall be entitled to apply, without prior notice to any Borrower, any cash or cash items constituting Collateral in the possession of Hallmark to payment of the Subject Obligations.

9.             Application of Proceeds on Default.  Upon the occurrence and during the continuance of an Event of Default, the balances in the Collection Account(s) or the Cash Collateral Account, all other income earned on the Collateral, and all proceeds from any sale of the Collateral pursuant hereto shall be applied first toward payment of the reasonable out-of-pocket costs and expenses paid or incurred by Hallmark in enforcing this Security Agreement, in realizing on or protecting any Collateral and in enforcing or collecting any Subject Obligations or any guaranty thereof, including, without limitation, court costs and the reasonable attorney’s fees and expenses incurred by Hallmark, and then to the payment in full of the Subject Obligations.  Any amounts remaining after such payment in full shall be remitted to the appropriate Borrower or as a court of competent jurisdiction may otherwise direct.

10.           Power of Attorney.  Upon the occurrence and during the continuance of an Event of Default which is not waived in writing by Hallmark (a) each of the Borrowers does hereby irrevocably make, constitute and appoint Hallmark or any of its officers or designees its true and lawful attorney-in-fact with full power in the name of Hallmark to receive, open and dispose of all mail addressed to any Borrower, and to endorse any notes, checks, drafts, money orders or other evidences of payment relating to the Collateral that may come into the possession of Hallmark, with full power and right to cause the mail of such Borrower to be transferred to Hallmark’s own offices or otherwise, and to do any and all other acts necessary or proper to carry out the intent of this Security Agreement and the grant of the security interests hereunder, and each of the Borrowers hereby ratifies and confirms all that Hallmark or its substitutes shall properly do by virtue hereof; (b) each of the Borrowers does hereby further irrevocably make, constitute and appoint Hallmark or any of its officers or designees its true and lawful attorney-in-fact in the name of Hallmark or any Borrower (i) to enforce all of such Borrower’s rights under and pursuant to all agreements with respect to the Collateral, all for the sole benefit of Hallmark, for the benefit of itself and the Hallmark Lenders, and to enter into such other agreements as may be necessary or appropriate in the judgment of Hallmark to complete the distribution or exploitation of any item of product which is included in the Collateral, (ii) to enter into and perform such agreements as may be necessary in order to carry out the terms, covenants and conditions of the Waiver Agreement that are required to be observed or performed by such Borrower, (iii) to execute such other and further mortgages, pledges and assignments of the Collateral, and related instruments or agreements, as Hallmark may reasonably require for the purpose of perfecting, protecting, maintaining or enforcing the security interests granted to Hallmark, for the benefit of itself and the Hallmark Lenders, hereunder and under the Waiver Agreement, and (iv) to do any and all other things necessary or proper to carry out the intention of this Security Agreement and the grant of the security interests hereunder.  In the event Hallmark exercises the power of attorney granted herein, Hallmark shall use reasonable efforts to provide subsequent written notice promptly to the Borrowers.  Each of the Borrowers hereby ratifies and confirms in advance all that Hallmark as such attorney-in-fact or its substitutes shall properly do by virtue of this power of attorney.

11.           Financing Statements, Direct Payments, Confirmation of Receivables and Audit Rights.  Each Borrower hereby authorizes Hallmark to file Uniform Commercial Code financing statements (covering all of the property of such Borrower) and any amendments thereto or continuations thereof, and any other appropriate security documents or instruments and to give any notices necessary or desirable to perfect the Lien of Hallmark (for the benefit of itself and the Hallmark Lenders) on the Collateral, in all cases without the signatures of the relevant Borrowers or to execute such items as attorney-in-fact for the Borrowers.  Each Borrower further authorizes Hallmark (i) upon the occurrence and during the continuance of an Event of Default, to notify any account debtor that all sums payable to such Borrower relating to the Collateral shall be paid directly to Hallmark; (ii) to confirm directly with account debtors the amounts payable by them to such Borrower with regard to the Collateral and the terms of all accounts receivable; and (iii) to participate with such Borrower in the audits of its account debtors or to request that such Borrower’s auditors confirm with account debtors the amounts and terms of all accounts receivable.  Hallmark hereby agrees to provide the Borrower with copies of any notification or written requests sent by Hallmark to such account debtors at the same time as the mailing of such documents.

12.           Further Assurances.  Upon the request of Hallmark, each Borrower hereby agrees to duly and promptly execute and deliver, or cause to be duly executed and delivered, at the cost and expense of Crown Holdings, such further instruments as may be necessary or proper, in the judgment of Hallmark, to carry out the provisions and purposes of this Security Agreement, and to do all things necessary, in the judgment of Hallmark, to perfect and preserve the Liens in the Collateral or any portion thereof of Hallmark for the benefit of itself and the Hallmark Lenders hereunder and under the Waiver Agreement.

13.           Termination and Release.  The security interests granted under this Security and Pledge Agreement shall terminate when all the Subject Obligations have been indefeasibly fully paid and performed.  Upon request by Crown Holdings (and at the sole expense of the Crown Holdings) after such termination, Hallmark will take all reasonable action and do all things reasonably necessary, including executing Uniform Commercial Code terminations, termination letters to account debtors and copyright reassignments, to release the security interest granted to it hereunder.

14.           Remedies Not Exclusive.  The remedies conferred upon or reserved to Hallmark pursuant to this Security and Pledge Agreement are intended to be in addition to, and not in limitation of, any other remedy or remedies available to Hallmark.  Without limiting the generality of the foregoing, Hallmark and the Lenders shall have all rights and remedies of a secured creditor under Article 9 of the Uniform Commercial Code and under any other applicable law.

15.           Continuation and Reinstatement.  Each Borrower further agrees that the security interest granted hereunder shall continue to be effective or be reinstated, as the case may be, if at any time payment or any part thereof of any Subject Obligation is rescinded or must otherwise be restored by Hallmark or the Hallmark Lenders upon the bankruptcy or reorganization of any Borrower or otherwise.

16.           Guaranty of Subject Obligations.

16.1         Guaranty.

(a)           Each of the Guarantors, jointly and severally, unconditionally and irrevocably guarantees to Hallmark and the Hallmark Lenders the due and punctual payment and performance of the Subject Obligations (including interest accruing on and after the filing of any petition in bankruptcy or of reorganization of the obligor whether or not post filing interest is allowed in such proceeding).  Each of the Guarantors further agrees that the Subject Obligations may be increased, extended or renewed, in whole or in part, without notice or further assent from it (except as may be otherwise required herein), and it will remain bound under this Section 16 notwithstanding any extension or renewal of any Subject Obligation.

(b)           Each Guarantor waives presentation to, demand for payment from and protest to, as the case may be, any Borrower or any other guarantor of any of the Subject Obligations, and also waives notice of protest for nonpayment, notice of acceleration and notice of intent to accelerate.  The obligations of each

Guarantor hereunder shall not be affected by (i) the failure of Hallmark or the Hallmark Lenders to assert any claim or demand or to enforce any right or remedy against the Borrowers or any other guarantor under the provisions of any agreement or otherwise; (ii) any extension or renewal of any provision hereof or thereof; (iii) the failure of Hallmark or the Hallmark Lenders to obtain the consent of such Guarantor with respect to any rescission, waiver, compromise, acceleration, amendment or modification of any of the terms or provisions of this Security and Pledge Agreement or the Subject Obligations; (iv) the release, exchange, waiver or foreclosure of any security held by Hallmark for the Subject Obligations or any of them; (v) the failure of Hallmark or the Hallmark Lenders to exercise any right or remedy against any Borrower or any other guarantor of the Subject Obligations; (vi) any bankruptcy, reorganization, liquidation, dissolution or receivership proceeding or case by or against any Borrower or, any change in the corporate existence, structure, ownership or control of any such Borrower or any other Borrower (including any of the foregoing arising from any merger, consolidation, amalgamation, reorganization or similar transaction); or (vii) the release or substitution of any Guarantor or any other guarantor of the Subject Obligations.

(c)           Each Borrower further agrees that this Section is a continuing guaranty, shall secure the Subject Obligations and any ultimate balance thereof, notwithstanding that Crown Holdings or others may from time to time satisfy the Subject Obligations in whole or in part and thereafter incur further Subject Obligations, and constitutes a guaranty of performance and of payment when due and not just of collection, and waives any right to require that any resort be had by Hallmark or any Hallmark Lender to any security held for payment of the Subject Obligations or to any balance of any deposit, account or credit on the books of Hallmark or any Hallmark Lender in favor of Crown Holdings, any Guarantor or any other person or entity.

(d)           Each Borrower hereby expressly assumes all responsibilities to remain informed of the financial condition of the other Borrowers, and any other guarantors of the Subject Obligations and any circumstances affecting the Collateral or the ability of the Borrowers to perform under this Security Agreement.

(e)           Each Guarantor’s obligations under this Section shall not be affected by the genuineness, validity, regularity or enforceability of the Subject Obligations, the Notes or any other instrument evidencing any Subject Obligations, or by the existence, validity, enforceability, perfection, or extent of any collateral therefor or by any other circumstance relating to the Subject Obligations which might otherwise constitute a defense to this Section.  Hallmark and the Hallmark Lenders make no representation or warranty with respect to any such circumstances and have no duty or responsibility whatsoever to any Borrower in respect to the management and maintenance of the Subject Obligations or any collateral security for the Subject Obligations.

16.2         No Impairment of Guaranty.  The obligations of each Borrower under this Section shall not be subject to any reduction, limitation, impairment or termination for any reason (except payment and performance in full of the Subject Obligations), including, without limitation, any claim of waiver, release, surrender, alteration or compromise, and shall not be subject to any defense or set-off, counterclaim, recoupment or termination whatsoever by reason of the invalidity, illegality or unenforceability of the Subject Obligations or otherwise.  Without limiting the generality of the foregoing, the obligations of each Borrower under this Section shall not be discharged or impaired or otherwise affected by the failure of Hallmark or any Hallmark Lender to assert any claim or demand or to enforce any remedy under this Security Agreement or any other agreement, by any waiver or modification of any provision hereof or thereof, by any default, failure or delay, willful or otherwise, in the performance of the Subject Obligations, or by any other act or thing or omission or delay to do any other act or thing which may or might in any manner or to any extent vary the risk of such Borrower or would otherwise operate as a discharge of such Borrower as a matter of law, unless and until the Subject Obligations are paid in full.

16.3         Continuation and Reinstatement.

(a)           Each Borrower further agrees that its guaranty under this Section shall continue to be effective or be reinstated, as the case may be, if at any time payment, or any part thereof, of any Subject Obligation is rescinded or must otherwise be restored by Hallmark or the Hallmark Lenders upon the bankruptcy or reorganization of any Borrower, or otherwise.  In furtherance of the provisions of this Section, and not in limitation of any other right which Hallmark or the Hallmark Lenders may have at law or in equity against any Borrower, or any other person or entity by virtue hereof, upon failure of the Borrower to pay any Subject Obligation when and as the same shall become due, whether at maturity, by acceleration, after notice or otherwise, each Borrower hereby promises to and will, upon receipt of written demand by Hallmark on behalf of itself, and/or the Hallmark Lenders, forthwith pay or cause to be paid to Hallmark for the benefit of itself, and/or the Hallmark Lenders (as applicable) in cash an amount equal to the unpaid amount of all the Subject Obligations with interest thereon, and thereupon Hallmark shall assign such Subject Obligation, together with all security interests, if any, then held by Hallmark in respect of such Subject Obligation, to the Borrowers making such payment; such assignment to be subordinate and junior to the rights of Hallmark on behalf of itself and the Hallmark Lenders with regard to amounts payable by the Borrower in connection with the remaining unpaid Subject Obligations and to be pro tanto to the extent to which the Subject Obligation in question was discharged by any Borrower making such payments.

(b)           All rights of Borrower against any other Borrower, arising as a result of the payment by such Borrower of any sums to Hallmark for the benefit of Hallmark, and/or the Hallmark Lenders or directly to the Hallmark Lenders hereunder by way of right of subrogation or otherwise, shall in all respects be subordinated and junior in right of payment to, and shall not be exercised by such

Borrower until and unless, the prior final and indefeasible payment in full of all the Subject Obligations.  If any amount shall be paid to such Borrower for the account of any other Borrower, such amount shall be held in trust for the benefit of Hallmark segregated from such Borrower’s own assets and shall forthwith be paid to Hallmark on behalf of itself, and/or the Hallmark Lenders to be credited and applied to the Subject Obligations, whether matured or unmatured.

16.4         Limitation on Guaranteed Amount.  Notwithstanding any other provision of this Section, the amount guaranteed by each Borrower under this Section shall be limited to the extent, if any, required so that its obligations under this Section shall not be subject to avoidance under Section 548 of the Bankruptcy Code or to being set aside or annulled under any applicable law relating to fraud on creditors.  In determining the limitations, if any, on the amount of any Borrower’s obligations under this Section pursuant to the preceding sentence, it is the intention of the parties hereto that any rights of subrogation or contribution which such Borrower may have under this Section, any other agreement or applicable law shall be taken into account.

17.           Subordination.  This Security and Pledge Agreement and the security interests granted herein shall be subject to the terms and conditions of that certain Amended and Restated Subordination and Support Agreement dated as of July 27, 2007 among Crown Holdings, the guarantors, hallmark and JPMorgan Chase Bank as agent for the lending banks under the Credit Agreement.

IN WITNESS WHEREOF, the parties hereto have caused this Security and Pledge Agreement to be duly executed as of the day and the year first written.

CROWN MEDIA HOLDINGS, INC.

By	/s/ Charles L. Stanford
Name: Charles L. Stanford
Title: Executive Vice President

GUARANTORS:
CROWN MEDIA UNITED STATES, LLC
CM INTERMEDIARY, LLC
CITI TEEVEE, LLC
DOONE CITY PICTURES, LLC

By	/s/ Charles L. Stanford
Name: Charles L. Stanford
Title: Executive Vice President

HALLMARK CARDS, INCORPORATED

By	/s/ Brian E. Gardner
Name: Brian E. Gardner
Title: Executive Vice President

HC CROWN CORP.

By	/s/ Brian E. Gardner
Name: Brian E. Gardner
Title: Vice President

HALLMARK ENTERTAINMENT HOLDINGS, INC.

By	/s/ Brian E. Gardner
Name: Brian E. Gardner
Title: Vice President